Exhibit 10.5

Tenancy Agreement	Ref. No.／編號 05072024MG9B02
租賃合約

An Agreement made the 15th day of July, 2024 between the Landlord and the Tenant as more particularly described in the Schedule I.

此合約由業主及租客（雙方資料詳列於附表一）於2024年7月15日訂立。

The Landlord lets and the Tenant takes the Premises for the Term of Tenancy and at the Rent as more particularly described in the Schedule I and both parties agree to observe and perform the terms and conditions as follows:-

業主及租客雙方同意遵守及履行下列條款租出及租入附表一内的物業，其租期及租金已列載於附表一内。

1	The Tenant shall pay the Rent in advance on the first day of each and every calendar month during the said term. If the Tenant shall fail to pay the Rent after seven days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shalI be recoverable in full by the Landlord.

租客須在租期內每個月份第壹天繳付指定的租金。倘租客於應繳租金之日的七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金，而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2	The Tenant shall not make any alterations in and /or additions to the said premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

租客在沒有業主書面同意前，不得對該物業作任何改動及／或加建，惟業主不得無理拒絕給予租客有關的同意書。

3	The Tenant shall not assign, transfer, underlet or otherwise part with the possession of the said premises or any part thereof to any other person.

租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予其他任何人等。

4	The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the said premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s)under which the Premises are held from the Government.

租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段内的官批地契上的任何制約性條款。

5	The Tenant shall pay and discharge punctually during the said term all charges for government rates, government rent, management fee, electricity, telephone and other similar charges payable in respect of the said premises.

租客須在租約期內清繳一切有關該物業的差餉、地租、管理費、電費、電話費及其他類似的雜費等。

6	The Tenant shall during the said term keep the whole of the interior of the said premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this tenancy.

租客須在租約期內保持物業內部的維修狀態良好（自然損耗及因固有的缺陷所產生的損壞除外）並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7	The Tenant shall pay to the Landlord the Security Deposit set out in the Schedule I for the due observance and performance of the terms and conditions therein contained and, on his part, to be observed and performed. Provided that there is no antecedent breach of any of the lerms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 14 days from the date of delivery of vacant possession of the Premises to the Landlord and after fully settlement of all outstanding payments owed by the Tenant to the Landlord. If the Tenant shall commit a breach of any of the terms and conditions herein contained, this Agreement shall absolutely determine and the Security Deposit paid under this clause shall be absolutely forfeited to the Landlord as and for liquidated damages (but not as penalty) and the rights and remedies given to the Landlord by this clause shall not prejudice any other right of action or any remedy of the Landlord in respect of such breach by the Tenant.

租客須交與業主保證金（金額如附表一所列）作為保證租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後（以較遲者作準）十四天内無息退還該保證金與租客。但若租客違反此合約內任何條款，則此租約立即被終止；且業主可沒收所有保證金。業主沒收保證金的權利將不會影響業主採取任何其他合法行動追討一切因租客違約所引致的損失的權利。

8	Provided that the Tenant paying the rent hereby reserved and all charges payable hereunder and performing and observing the covenants by the Tenant hereinbefore contained may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through or under or in trust for him.

若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9	The Landlord shall keep and maintain the structural parts of the said premises in proper state of repair provided that the Landlord’ s liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

業主須保養及適當維修物業內主要結構部分。唯業主須在收到租客的書面要求後才會有責任在合理時限内將有關損壞維修妥當。

10	The Landlord shall pay the Property tax payable in respect of the Premises.

業主負責繳付有關該物業的物業稅。

11	The Stamp Duty payable on this Agreement shall be borne by the Landlord and the Tenant in equal shares.

業主及租客平均支付屬此合約的釐印費。

12	The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in the Schedule II and The Deed of Guarantee.

業主及租客雙方同意遵守附表二及擔保書内的附加條款。

13	The Tenant shall himself/herself cover insurance for his/her own belongings against Typhoon, Depression, Storm, Flood, Fire, Theft and Accidents in relation to this Tenancy. The Landlord shall not be responsible for any damage or loss under all circumstances.

租客須自投買風災、水、火、盜竊、意外保險，租客如有任何損失，業主不負任何責任。

14	If there is any conflict between the English version and the Chinese version in this Agreement, the Chinese version shall prevail.

此合約內的英文文本與中文文本存有差異時，將以中文文本為準。

15	Security Deposit cannot be utilized as rent payment.

租客應清楚明白該筆按金不能用作現金支付租金。

Acknowledged the receipt of the Security Deposit HK$ $82,220.40 by the Landlord 業主確認收到租客所交的保證金港幣捌萬贰仟贰佰贰拾元肆角	Acknowledged the receipt of 1 key(s) of of the premises by the Tenant 租客確認接收業主所交屬該物業的鎖匙共1條

Confirmed and accepted all the terms and conditions contained herein by the Landlord 業主確認及接受這合約內所有條款的約束	Confirmed and accepted all the terms and conditions contained herein by the Tenant 租客確認及接受這合約內所有條款的約束

HKID/B.R.NO. 香港身分證(G218842(1) Yip Chun Choi) 商業登記證號碼 73601269	HKID/B.R.NO. 香港身分證 (K198318(0) Lee Wai Hung) 商業登記證號碼：68489515

Schedule l

附表一

The Premises	：	Office B2 on 9th Floor MG Tower, No.133 Hoi Bun Road, Kowloon, Hong Kong.
物業

The Landlord	:	Good Wise (Hong Kong) Limited
業主		whose *address /registered office is situate at 其通訊地址為／註冊地址為 BR NO 73601269

聯絡電話 Tel：

The Tenant	:	Hyperides Limited
租客		whose *address /registered office is situate at 其通訊地址為／註冊地址為 BR 68489515

聯絡電話 Tel：

Term of Tenancy	:	From 15th July, 2024 to 14th July, 2026 (both days inclusive)
租期		由 2024年7月15日 至 2026年7月14日（包括首尾兩天）

Rent	:	HK$26,000.00 per month
租金		每月為港幣貳萬陸仟元整

Security Deposit	:	HK$82,220.40
保證金		港幣捌萬贰仟贰佰贰拾元肆角

Schedule II

附表二

1	Usage 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for Office purpose only.

租客除在該物業作辦公室用途外，不可將該物業或其任何部分作其他用途。

2	The Miscellaneous Payments 雜項費用

The following payments shall be paid in respect of the said premises during the Term of Tenancy:

在租期內負責下列費用：

(a)	Management fee:	To be borne by *the Tenant/the Landlord.
	管理費：	由＊租客／~~業主~~支付。
(b)	Air-conditioning Charges:	To be borne by *the Tenant/ the Landlord.
	冷氣費：	由＊租客／~~業主~~支付。
(c)	Government Rates:	To be borne by *the Tenant/ the Landlord.
	差餉：	由＊租客／~~業主~~支付。
(d)	Government Rent:	To be borne by *the Tenant/the Landlord.
	地租：	由＊租客／~~業主~~支付。

3	Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the ~~Landlord/Tenant~~ either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 1 months’ written notice or by paying 1 months’ Rent in lieu to the ~~Landlord/Tenant/~~other party provided that the said written notice shall not be served before the expiration of the 24 month of the Term of Tenancy.

儘管與前文不符，~~業主／租客／~~任何一方可給予~~業主／租客／~~另一方不少於壹個月的書面通知或壹 個月租金作代通知金提早解除此租約；唯該書面通知書不得早於由租期起計之二十四個月內發出。

4	Others 其他

Rates and Government Rent: The Tenant shall be responsible for the payment of all Government Rates and Government Rent levied on the Premises. Such payments, which are payable in January, April, July, and October of each year, shall be paid to the Landlord together with the rent for the corresponding month, and shall apply solely to the leased premises, being Unit B2, 9th Floor, MG Tower.

差餉及地租事宜：繳交差餉地租日期為每年的1月、4月、7月及11月，租客須連同租金一併交予業主（只須按單位 Office B2 on 9th Floor MG Tower出租位置之費用）。

Electricity Charges: The Tenant shall be responsible for the payment of all monthly electricity charges, which shall be calculated in accordance with the tariff rates published on the CLP website. The Tenant shall provide the Landlord with a clear photograph of the electricity meter reading by 6:00 p.m. on the last calendar day of each month for record-keeping and billing purposes.

電費：每月按中電網頁計算收費，每月底最後一天6:00PM時租客報錶拍照給業主作記錄。

Management Fee: The Tenant shall be responsible for the payment of a monthly management fee of HK$2,107.10. In the event that the building management revises the management fee, the Tenant shall pay the adjusted amount as notified by the Landlord.

管理費：每月HK$2,107.10（如管理費調整，須以調整後價格付費）。

The Tenant shall pay the monthly rent in advance on or before the 7th day of each calendar month. Such payment shall include, together with the rent, the Government Rates and Government Rent for the relevant quarter, as well as the Management Fee and Electricity Charges for that month.

租客須按時在每月第七天內以上期方式繳交租金，並將該季的差餉及地租、該月的管理費及電費一併繳交予業主。

The Tenant shall be responsible, at its own cost, for the upkeep, maintenance, and repair of all air-conditioning equipment, lighting, and other appliances located within the leased premises.

冷氣、燈及相關室內設備的維修保養須由租客負責。

The Landlord shall be responsible for the maintenance and repair of the lighting in the common area corridor outside the entrance to the leased premises.

門外天花燈的維修保養由業主負責。

If the lease is not renewed, the Tenant shall remove all personal furniture and equipment and return the premises to the Landlord in a vacant and clean condition. Notwithstanding the foregoing, the following items may remain on the premises:

(1)	the existing room layout and internal partitions

(2)	fixed built-in cabinets, including the entrance-side cabinet (which houses the electrical meter and the overhead and floor cabinets) and the window-side cabinet located in the boss’s room; and

(3)	three partition screens

當不再續約時，租客需要將全部傢俬及器材清空交吉單位給業主，除了以下：

（1）單位間格

（2）墻梗櫃：如門口側櫃（電錶櫃和門側上下吊櫃）和老闆房近窗櫃

（3）三塊屏風